UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 18, 2011

Commission file number: 001-33615
Concho Resources Inc.
(Exact name of registrant as specified in its charter)

Delaware	76-0818600

State or other jurisdiction	(I.R.S. Employer
of incorporation or organization	Identification No.)

550 West Texas Avenue, Suite 100
Midland, Texas	79701

(Address of principal executive offices)	(Zip code)
(432) 683-7443
    Registrant’s telephone number, including area code
                 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
        In March 2011, we completed the divestiture of our Bakken assets in North Dakota for cash consideration of approximately $195.9 million (the “Bakken Sale”) and recognized a gain on the disposition of assets of approximately $142.0 million. As a result of the Bakken Sale, we will classify the results of operations of the Bakken assets as discontinued operations.
        Accordingly, we have recast certain information included in the following sections of our Annual Report on Form 10-K for the year ended December 31, 2010 (the “2010 Annual Report”) to reflect the results of operations of the Bakken assets as discontinued operations for all periods presented:
•	Part II, Item 6. Selected Financial Data;

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations;

•	Part II, Item 7A. Quantitative and Qualitative Disclosure About Market Risk

•	Part II, Item 8. Financial Statements and Supplementary Data; and

•	Exhibit 12.1. Ratio of Earnings to Fixed Charges and Ratio of Earnings to Fixed Charges and Preferred Stock Dividends.
        This report is being filed solely for the purpose described above. The recast financial information is filed as Exhibits 12.1 and 99.1 through 99.4 to this Current Report on Form 8-K (this “Report”). Except with respect to the limited matters described above or as expressly noted in the exhibits to this Report, the recast information included in this Report has not been updated to reflect events subsequent to the filing of the 2010 Annual Report. This Report should be read together with the portions of the 2010 Annual Report that it supplements, and together with our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2011 and other Current Reports on Form 8-K filed with the Securities and Exchange Commission after the 2010 Annual Report.
Item 9.01 Financial Statements and Exhibits.
                (d) Exhibits

Exhibit Number	Description
12.1	Ratio of Earnings to Fixed Charges and Ratio of Earnings to Fixed Charges and Preferred Stock Dividends.
23.1	Consent of Grant Thornton LLP.
99.1	Selected Financial Data (adjusted to reflect the results of operations of the Bakken assets as discontinued operations).
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations (adjusted to reflect the results of operations of the Bakken assets as discontinued operations).
99.3	Quantitative and Qualitative Disclosure About Market Risk (adjusted to reflect the results of operations of the Bakken assets as discontinued operations).
99.4	Financial Statements and Supplementary Data (adjusted to reflect the results of operations of the Bakken assets as discontinued operations).
101.INS (a)	XBRL Instance Document.
101.SCH (a)	XBRL Schema Document.
101.CAL (a)	XBRL Calculation Linkbase Document.
101.DEF (a)	XBRL Definition Linkbase Document.
101.LAB (a)	XBRL Labels Linkbase Document.
101.PRE (a)	XBRL Presentation Linkbase Document.

(a)	Filed herewith.

SIGNATURES
        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCHO RESOURCES INC.
Date: May 18, 2011	By:	/s/ C. WILLIAM GIRAUD
		Name:	C. William Giraud
		Title:	Senior Vice President — General Counsel

EXHIBIT INDEX

Exhibit Number	Description
12.1	Ratio of Earnings to Fixed Charges and Ratio of Earnings to Fixed Charges and Preferred Stock Dividends.
23.1	Consent of Grant Thornton LLP.
99.1	Selected Financial Data (adjusted to reflect the results of operations of the Bakken assets as discontinued operations).
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations (adjusted to reflect the results of operations of the Bakken assets as discontinued operations).
99.3	Quantitative and Qualitative Disclosure About Market Risk (adjusted to reflect the results of operations of the Bakken assets as discontinued operations).
99.4	Financial Statements and Supplementary Data (adjusted to reflect the results of operations of the Bakken assets as discontinued operations).
101.INS (a)	XBRL Instance Document.
101.SCH (a)	XBRL Schema Document.
101.CAL (a)	XBRL Calculation Linkbase Document.
101.DEF (a)	XBRL Definition Linkbase Document.
101.LAB (a)	XBRL Labels Linkbase Document.
101.PRE (a)	XBRL Presentation Linkbase Document.

(a)	Filed herewith.

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